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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2001
                                                         -----------------




                              PILLOWTEX CORPORATION
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

           Texas                           1-11756               75-2147728
 ---------------------------     ------------------------    -----------------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation )                                     Identification No.)

    One Lake Circle Drive, Kannapolis, North Carolina          28081
    -------------------------------------------------         -------
        (Address of Principal Executive Offices)             (Zip Code)


        Registrant's telephone number, including area code: 704-939-2000
                                                            ------------

                        4111 Mint Way, Dallas, Texas 75237
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On December 28, 2001, Pillowtex Corporation (the "Company"), together with certain of its subsidiaries (collectively with the Company, the "Debtors"), filed with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"): (a) a Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries (the "Plan") and (b) a related Disclosure Statement (the "Disclosure Statement"). A copy of a press release, which will be released on January 2, 2002, announcing the filing of the Plan and Disclosure Statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     Copies of the Plan and Disclosure Statement as filed with the Bankruptcy Court are attached hereto as Exhibits 99.2 and 99.3, respectively. The Disclosure Statement contains certain projections (the "Projections") of the Debtors' operating profit, free cash flow and certain other items for the fiscal years 2002 through 2005. The Debtors do not, as a matter of course, publish their business plans, budgets or strategies or make external projections or forecasts of their anticipated financial position or results of operations. The Company has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been filed with the Bankruptcy Court in connection with the Debtors' reorganization proceedings. The Company refers to the limitations and qualifications included in the Disclosure Statement, including without limitation those set forth under the captions "Reorganized Pillowtex--Projected Financial Information--Introduction," "Reorganized Pillowtex--Projected Financial Information--Projections" and "Risk Factors--Projections Are Inherently Uncertain" with respect to the Projections. In addition, the Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, as a result of the actions of third parties or otherwise.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired:

          Not Applicable.

     (b)  Pro Forma Financial Information:

          Not Applicable.

     (c)  Exhibits:

          Exhibit
          Number    Exhibit
          ------    -------

          99.1      Press release dated January 2, 2002.

          99.2 Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries.

          99.3 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PILLOWTEX CORPORATION


                                  By:        /s/ John F. Sterling
                                     -------------------------------------------
                                     Name:    John F. Sterling
                                     Title:   Vice President and General Counsel

Date: December 28, 2001


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                                  EXHIBIT INDEX

Exhibit No.    Exhibit Description
-----------    -------------------
99.1           Press release dated January 2, 2002.

99.2 Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries.

99.3 Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Joint Plan of Reorganization of Pillowtex Corporation and Its Debtor Subsidiaries.


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